UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 27, 2006

Date of Report (Date of Earliest Event Reported)

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ZiLOG, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware	001-13748	13-3092996
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

532 Race Street San Jose, California 95126 (Address of principal executive offices, including zip code) (408) 558-8500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 27, 2006, ZiLOG, Inc. (the “Registrant”) issued the press release attached hereto as Exhibit 99.1 updating its revenue outlook for its fiscal quarter ending March 31, 2006.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits. The following exhibit is furnished with this report on Form 8-K:

99.1	ZiLOG, Inc. press release dated March 27, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZiLOG, INC.

By:	/s/ Perry Grace
Perry Grace
Chief Financial Officer, Vice President of Finance
Date: March 27, 2006

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